MainStay Epoch U.S. Equity Fund - Summary Prospectus	February 26, 2010
TICKER SYMBOLS
Class A: EPLPX	Class I: EPLCX
Class C: EPLKX	Investor Class: EPLIX
MSEUE01-02/10 42

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by clicking the links above, by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 26, 2010, and most recent report to shareholders, dated October 31, 2009, are all incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section on page 38 of the Prospectus and in the "Alternative Sales Arrangements" section on page 67 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's daily net assets)	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.53%	0.36%	0.53%	0.36%
Total Annual Fund Operating Expenses[2]	1.58%	1.41%	2.33%	1.16%
Fee Recoupments / Waivers / Reimbursements[2]	(0.07)%	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Recoupments / Waivers / Reimbursements[2]	1.51%	1.34%	2.26%	1.09%
1	This information has been adjusted to reflect current contractual expenses and fees.
2

Effective November 13, 2009, New York Life Investment Management LLC ("New York Life Investments") entered into a written expense limitation agreement, under which it has agreed to reimburse expenses of Class A and Class I shares so that the total ordinary operating expenses for Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.34% and Class I, 1.09%. New York Life Investments will apply an equivalent waiver or reimbursement in an amount equal to the amount of basis points waived for Class A shares to Investor Class and Class C shares. This agreement will be in effect for a two-year period unless extended by New York Life Investments and approved by the Board of Trustees in connection with its review of the Fund's investment advisory agreement. Based on its review, the Board may agree to maintain, modify or terminate the agreement. New York Life Investments may recoup the amount of any expense reimbursements from the Fund if it does not cause the Fund to exceed existing expense limitations and the recoupment is made within the fiscal year in which New York Life Investments incurred the expense.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

Expenses after	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of period
1 year	$695	$679	$229	$329	$111
3 years	$1,015	$965	$721	$721	$362
5 years	$1,357	$1,272	$1,239	$1,239	$632
10 years	$2,319	$2,142	$2,661	$2,661	$1,403

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a diversified portfolio that includes equity securities of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies with market capitalizations of $2 billion and above at the time of purchase. Generally, U.S. companies are companies organized in the U.S. and that trade primarily in U.S. securities markets. Equity securities consist of common stock, depositary receipts, real estate investment trusts ("REITs") and master limited partnerships ("MLPs"). MLPs are limited partnerships in which ownership interests are publicly traded and are operated under the supervision of one or more managing general partners. The Fund may also invest up to 15% of its net assets in securities of foreign companies. Generally, foreign companies are companies organized outside the U.S. and that trade primarily in non-U.S. securities markets. Under normal market conditions, the Fund may also invest up to 20% of its net assets in high quality money market instruments and repurchase agreements.

Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, desires to produce superior risk adjusted returns by building a portfolio of businesses with outstanding risk/reward profiles without a high degree of capital risk. The Subadvisor analyzes the sustainability of the company's business, the company's earnings drivers, barriers to entry for potential competitors, the quality and character of cash earnings, and the likelihood of the company's management using free cash flow to enhance shareholder value among other factors. The Subadvisor only invests in those businesses it understands and where it has confidence in the company's management and financial strength. Emphasis is placed on those companies which the Subadvisor believes are most likely to prosper under various economic conditions and includes an analysis of the enterprise value of the company versus current market price for the various components of the company's business. The Subadvisor may sell or reduce a position in a security that otherwise meets its objectives, but is deemed less attractive relative to another security on a return/risk basis. The Subadvisor will also sell or reduce a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company's shares fully reflect the opportunities once thought unrecognized in the share price.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.
Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or poor security selection, which could cause the Fund to underperform other funds with similar objectives.
Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Fund's holdings.
Small-Cap Stock Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Small-capitalization companies may also be more vulnerable to adverse business or market developments.
Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.
Foreign Securities Risk: Investments in foreign securities are subject to risks that differ from the risks of investing in securities of U.S. issuers. These risks may include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and changes in monetary policy. These risks may be greater in emerging market countries than in more developed countries.
American Depositary Receipts ("ADRs") Risk: Investments in depositary receipts such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.
Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.
Master Limited Partnership Risk: MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.
High Quality Money Market Instrument Risk: High quality money market instruments generally are highly-rated short-term debt obligations and similar securities. They typically have a low risk of loss, but they are not risk-free. The principal risk of such instruments is credit risk, i.e., the value of the instrument moves inversely to interest rate changes. Generally, yields on such instruments tend to lag behind prevailing rates. To the extent the Fund holds cash or invests in money market or short-term securities, there is no assurance that the Fund will achieve its investment objective.
Repurchase Agreement Risk: Repurchase agreements are subject to the risks that the seller will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Fund.
Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Fund.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for a one-year period and since inception compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Index as its primary benchmark index. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Fund has selected the Russell 3000® Index as its secondary benchmark index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Performance figures for Class I and Class A shares reflect the historical performance of the Institutional Class and Class P shares, respectively, of the Epoch U.S. Large Cap Fund (the predecessor to the Fund, which was subject to a different fee structure and for which Epoch Investment Partners, Inc. served as investment adviser). Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on December 3, 2008. Since Class A shares (formerly Class P shares), first offered on February 3, 2009, do not have a full calendar year of performance, no performance information is available. Performance figures for Class C and Investor Class shares, first offered on November 16, 2009, include historical performance of Class I shares through November 13, 2009, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(calendar year 2009)

Best Quarter
2Q/09	15.85%
Worst Quarter
1Q/09	-7.56%

Average Annual Total Returns (for the periods ended December 31, 2009)
	1 year	Since Inception
Return Before Taxes
Investor Class	19.14%	26.99%
Class C	24.31%	33.02%
Class I	26.53%	34.32%
Return After Taxes on Distributions
Class I	23.68%	31.47%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	17.67%	27.74%
Russell 1000® Index (reflects no deductions for fees, expenses, or taxes)	28.43%	31.64%
Russell 3000® Index (reflects no deductions for fees, expenses, or taxes)	28.34%	32.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	David Pearl, Executive Vice President & Co-Chief Investment Officer	Since November 2009
	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since November 2009
	Michael Welhoelter, Managing Director	Since November 2009

How to Purchase and Sell Shares

You may purchase or sell shares on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 0226-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with MainStay Investments; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section on page 42 of the Prospectus.